WSP&R
                                                                      DRAFT
                                                                     5/7/96
                                Exhibit 1(b)

                       Form of Underwriting Agreement
                      relating to Preferred Securities

                     [__________] Preferred Securities

                            PACIFICORP CAPITAL I

                [__]% Cumulative Quarterly Income Preferred
                     Securities, Series A ("QUIPS"SM)*
            (Liquidation preference $25 per preferred security)
         Guaranteed to the extent PacifiCorp Capital I has funds by

                                 PACIFICORP


                           UNDERWRITING AGREEMENT


                                  [_____]

GOLDMAN, SACHS & CO.
SMITH BARNEY INC.
DEAN WITTER REYNOLDS INC.
A.G. EDWARDS & SONS, INC.
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated

As representatives of the several
Underwriters named in Schedule I hereto
c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York 10004


Ladies and Gentlemen:

     The undersigned, PacifiCorp Capital I, a statutory business trust created under the Business Trust Act (the "Trust"), and PacifiCorp, an Oregon corporation (the "Company" and, together with the Trust, the "Obligors"), hereby confirm their agreement with the several

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* QUIPS is a service mark of Goldman, Sachs & Co.

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Underwriters, for whom you are acting as representatives (in such capacity, you shall hereinafter be referred to as the "Representatives"), as follows:

          1. Definitions of Certain Terms. Except as may otherwise be defined herein, the following terms used herein shall have the following meanings:

          (a) "Act" shall mean the Securities Act of 1933, as amended.

          (b) "Administrative Trustees" shall mean William E. Peressini and John R. Stageberg, employees of the Company, in their capacities as administrative trustees under the Trust Agreement.

          (c) "Articles" shall mean the Second Restated Articles of Incorporation of the Company, as amended.

          (d) "Business Day" shall mean any day on which the NYSE and banks in the City of New York are open.

          (e) "Business Trust Act" shall mean the Business Trust Act of the State of Delaware (Title 12, Chapter 38 of the Delaware Code, 12 Del. C Section 3801 et seq.).

          (f) "Commission" shall mean the Securities and Exchange
     Commission.

          (g) "Company Securities" shall mean the Series C Debentures and the Series A Guarantee.

          (h) "Counsel for the Obligors" shall mean Stoel Rives LLP.

          (i) "Counsel for the Underwriters" shall mean Winthrop, Stimson, Putnam & Roberts.

          (j) "Debenture Trustee" shall mean The Bank of New York, in its capacity as trustee under the Indenture.

          (k) "Debentures" shall mean junior subordinated debentures of the Company issued under the Indenture.

          (l) "Delaware Trustee" shall mean The Bank of New York
     (Delaware), in its capacity as Delaware trustee under the Trust
     Agreement.

          (m) "Effective Date" shall mean, with respect to each of the Registration Statements at any time, the later of (i) the date that such Registration Statement or any post-effective amendment thereto was or is declared effective by the Commission under the Act and (ii) the date that the Company's Annual Report on Form 10-K for its most recently completed fiscal year is filed with the Commission under the Exchange Act, in each case at such time.

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
          (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (o) "Expense Agreement" shall mean an agreement as to expenses and liabilities between the Company and the Trust, pursuant to the Trust Agreement, dated as of [_____], pursuant to which the Company will irrevocably and unconditionally guarantee to each person or entity to whom the Trust becomes indebted or liable the full payment of any costs, expenses or liabilities of the Trust, subject to certain exceptions therein.

          (p) "Guarantee" shall mean the Company's guarantee of the payment of distributions on, and amounts due upon the redemption of or upon liquidation with respect to, any of the Preferred Securities.

          (q) "Guarantee Trustee" shall mean The Bank of New York, in its capacity as trustee under the Guarantee.

          (r) "Incorporated Documents" shall mean the documents filed by the Company with the Commission under the Exchange Act that are, or are deemed to be, incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act.

          (s) "Indenture" shall mean the Indenture dated as of May 1, 1995 between the Company and the Debenture Trustee, as heretofore supplemented and amended, including by the Third Supplemental Indenture dated as of [_____].

          (t) "Issuer Trustees" shall mean, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

          (u) "NYSE" shall mean the New York Stock Exchange.

          (v) "Preferred Securities" shall mean up to 10,000,000 undivided beneficial interests in the assets of any statutory business trust created under the Business Trust Act (including the Trust) and otherwise having the terms set forth in the Prospectus.

          (w) "Property Trustee" shall mean The Bank of New York, in its capacity as property trustee under the Trust Agreement.

          (x) "Prospectus" shall mean the combined prospectus relating to the Securities included in the Second Registration Statement pursuant to Rule 429 of the Regulations under the Act, as supplemented by a prospectus supplement specifying the terms of the Securities and the plan of distribution thereof (the "Prospectus Supplement"), as first filed pursuant to Rule 424(b) of the Regulations under the Act, including the Incorporated Documents.

          (y) "Registration Statements" shall mean (i) the registration statement on Form S-3 (No. 33-55309) (the "First Registration Statement") and (ii) the registration statement on Form S-3 (No. 333-[_____]) (the "Second Registration Statement"), in each case filed

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     with the Commission for the registration under the Act of $250,000,000 principal amount of the Debentures, the Preferred Securities and the Guarantee, as amended and supplemented to the date of this Agreement, and shall be deemed to include the Incorporated Documents.

          (z) "Regulations" shall mean the applicable published rules and regulations of the Commission under the Act, the Exchange Act or the Trust Indenture Act, as the case may be.

          (aa) "Securities" shall mean the Series A Preferred Securities and the Company Securities.

          (bb) "Series A Common Securities" shall mean undivided beneficial interests in the assets of the Trust issued under the Trust Agreement and having the terms set forth in the Prospectus.

          (cc) "Series A Preferred Securities" shall mean [_____] Preferred Securities designated [__]% Cumulative Quarterly Income Preferred Securities, Series A issued under the Trust Agreement and having the terms set forth in the Prospectus.

          (dd) "Series C Debentures" shall mean $[_____] aggregate principal amount of Debentures designated [__]% Junior Subordinated Deferrable Interest Debentures, Series C having the terms set forth in the Prospectus.

          (ee) "Series A Guarantee" shall mean the Guarantee in respect of the Series A Preferred Securities issued pursuant to the Guarantee Agreement dated as of [_____] between the Company and the Guarantee Trustee and having the terms set forth in the Prospectus.

          (ff) "Statements of Eligibility" shall mean the part of the Registration Statements that constitutes the statements of eligibility on Form T-1 under the Trust Indenture Act of the Property Trustee, the Debenture Trustee, the Delaware Trustee and the Guarantee Trustee.

          (gg) "Special Event" shall have the meaning ascribed to such term in the Prospectus.

          (hh) "Trust Agreement" shall mean the Trust Agreement of the Trust dated as of [_____] among the Company, as depositor, and the Issuer Trustees, as amended and restated on or prior to the Closing Date (as defined in Section 4(a) hereof) by the Amended and Restated Trust Agreement of the Trust among the Company, as depositor, and the Issuer Trustees, pursuant to which the Trust Securities will be issued.

          (ii) "Trust Certificate" shall mean the Certificate of Trust of the Trust.

          (jj) "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

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
          (kk) "Trust Securities" shall mean the Series A Preferred Securities and the Series A Common Securities.

          (ll) "Underwriters" shall mean the several firms or corporations named in Schedule I hereto and any underwriter substituted as provided in Section 4(c) hereof and "Underwriter" shall mean one of the Underwriters.

          (mm) "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statements or the Prospectus shall mean amendments or supplements to the Registration Statements or the Prospectus, as the case may be, and Incorporated Documents filed after the date of this Agreement and prior to the completion of the distribution of the Securities; provided, however, that any supplement to the Prospectus filed with the Commission pursuant to Rule 424(b) of the Regulations under the Act with respect to an offering of securities of either of the Obligors other than the Securities shall not be deemed to be a supplement to, or a part of, the Prospectus.

          2. Purchase and Sale. Upon the basis of the representations and warranties herein contained, and subject to the terms and conditions set forth in this Agreement, the Trust agrees to sell to each Underwriter named in Schedule I hereto, and such Underwriter agrees, severally and not jointly, to purchase from the Trust, the number of Series A Preferred Securities set forth opposite such Underwriter's name in Schedule I hereto at a purchase price of $25.00 per Series A Preferred Security.

          Because the proceeds of the sale of the Series A Preferred Securities, together with the proceeds from the sale by the Trust to the Company of the Series A Common Securities, will be used to purchase the Series C Debentures, the Company hereby agrees to pay on the Closing Date to Goldman, Sachs & Co., for the accounts of the several Underwriters, as compensation for their arranging the investment therein of such proceeds, an amount equal to $[__] per Series A Preferred Security; provided, however, that such compensation will be $[__] per Series A Preferred Security sold to certain institutions.

          The Representatives represent that they have been authorized by each Underwriter to enter into this Agreement on behalf of such Underwriter, to confirm the statements described in Section 8(e) hereof and to act for it in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. Any action under or in respect of this Agreement may be taken by the firms listed at the beginning of this Agreement jointly as the Representatives or by one of such firms acting on behalf of the Representatives and such action will be binding upon all the Underwriters.

          The Obligors have been advised by the Representatives that the Underwriters propose to (i) make a public offering of the Series A Preferred Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered and (ii) initially offer the Series A Preferred Securities to the public at the public offering price set forth in the Prospectus.

          3. Representations and Warranties of Obligors. The Obligors jointly and severally represent and warrant to, and agree with, the several Underwriters as follows:

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
          (a) Filing of Registration Statements and any Preliminary Prospectus with Commission. The Obligors meet the requirements for use of Form S-3 under the Act, the Company has filed with the Commission the First Registration Statement and the Obligors have filed with the Commission the Second Registration Statement and each preliminary prospectus relating to the Securities, if any, required to be filed pursuant to Rule 424(b) of the Regulations under the Act; and each of the Registration Statements has been declared effective by the Commission under the Act and meets the requirements set forth in paragraph (a)(1)(ix) or (a)(1)(x) of Rule 415 of the Regulations under the Act and complies in all other material respects with such Rule 415.

          (b) Registration Statements; Prospectus; Incorporated Documents.
     (i) The Registration Statements, at the respective Effective Dates thereof, each preliminary prospectus relating to the Securities, if any, at the time it was filed with the Commission, and the Prospectus, at the time it is filed with the Commission, complied and will comply, as the case may be, except in each case for Incorporated Documents, in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the Regulations thereunder; (ii) the Registration Statements, at the respective Effective Dates thereof, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, at the time it is filed with the Commission, will not and each preliminary prospectus relating to the Securities, if any, at the time it was filed with the Commission, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) each Incorporated Document, at the time originally filed with the Commission pursuant to the Exchange Act, complied and will comply, as the case may be, in all material respects with the applicable requirements of the Exchange Act and the Regulations thereunder; provided, however, that the Obligors make no representation or warranty as to (A) any of the Statements of Eligibility or (B) the information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with information furnished in writing to the Obligors by the Representatives specifically for use in connection with the preparation of the Registration Statements or the Prospectus.

          (c) Financial Statements. The consolidated financial statements included or incorporated by reference in the Registration Statements and the Prospectus present fairly the financial condition and operations of the Company and its consolidated subsidiaries at the respective dates or for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise indicated in the Registration Statements and the Prospectus; and Deloitte & Touche LLP, who examined the audited financial statements, are independent public accountants as required by the Act and the Regulations thereunder.

          (d) Material Changes or Transactions. Except as reflected in, or contemplated by, the Registration Statements and the Prospectus, since the respective most recent dates as of which information is given in the Registration Statements and the Prospectus, there has not been any material adverse change in the business, affairs, business prospects,

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
     property or financial condition of either Obligor, whether or not arising in the ordinary course of business, and since such dates there has not been any material transaction entered into by either Obligor other than transactions contemplated by the Registration Statements and the Prospectus, and transactions in the ordinary course of business; and neither Obligor has any material contingent obligation that is not disclosed in the Registration Statements and the Prospectus.

          (e) No Defaults. The Company is not in violation of the Articles or its Bylaws, as amended, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, agreement or other instrument to which it is a party or by which it may be bound, the effect of which is material to the Company and its subsidiaries taken as a whole, and neither the execution or delivery of this Agreement, the consummation of the transactions hereby contemplated, the fulfillment of the terms hereof nor compliance with the terms and provisions hereof will conflict with, or result in a breach of, or constitute a default under, (i) the Articles or its Bylaws, as amended, or any material contract, agreement or other instrument that the Company has assumed or to which it is now a party or by which it may be bound or (ii) any order, rule or regulation applicable to the Company of any court or any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its properties, the effect of which, singly or in the aggregate, is material to the Company; and the Trust is not in violation of the Trust Certificate or the Trust Agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained therein, and neither the execution or delivery of this Agreement, the consummation of the transactions hereby contemplated, the fulfillment of the terms hereof nor compliance with the terms and provisions hereof will conflict with, or result in a breach of, or constitute a default under, (A) the Trust Certificate or the Trust Agreement or (B) any order, rule or regulation applicable to the Trust of any court or any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or its properties.

          (f) Due Incorporation and Qualification of Company. The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Oregon with corporate power and corporate authority (i) to own its properties and conduct its business as described in the Prospectus, (ii) to execute and deliver, and perform its obligations under, this Agreement, the Indenture, the Trust Agreement, the Expense Agreement and the Company Securities and
     (iii) to purchase, own and hold the Series A Common Securities issued by the Trust; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

          (g) Due Creation and Registration of Trust. The Trust has been duly created and is validly existing as a business trust under the Business Trust Act with the power and authority (i) to own its properties and conduct its business as described in the

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
     Prospectus, (ii) to execute and deliver this Agreement and the certificates for the Trust Securities and (iii) to perform its obligations under this Agreement, the Trust Agreement and the Trust Securities; the Trust is a statutory business trust as described in the Prospectus and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; and the Trust is not a party to or otherwise bound by any contract, agreement or other instrument other than this Agreement, the Trust Agreement and the Trust Certificate, as described in the Prospectus, and is not a party to any action, suit or proceeding of any nature.

          (h) Agreement. This Agreement has been duly authorized, executed and delivered by the Obligors and is a valid and legally binding agreement of each of the Obligors enforceable against the Obligors in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and subject to any principles of public policy limiting the right to enforce the indemnification and contribution provisions contained herein.

          (i) Indenture. The Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and, on or prior to the Closing Date, will be duly executed and delivered by the Company and constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the statements relating thereto in the Prospectus.

          (j) Trust Agreement. The Trust Agreement has been duly authorized by the Company and qualified under the Trust Indenture Act and, on or prior to the Closing Date, will be duly executed and delivered by the Company and the Administrative Trustees and constitute a valid and legally binding obligation of each of the Company and the Administrative Trustees enforceable against the Company and the Administrative Trustees in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Trust Agreement conforms in all material respects to the statements relating thereto in the Prospectus.

          (k) Expense Agreement. The Expense Agreement has been duly authorized by the Company and, on or prior to the Closing Date, will be duly executed and delivered by the Company and constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Expense

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     Agreement conforms in all material respects to the statements relating thereto in the Prospectus.

          (l) Series C Debentures. The Series C Debentures have been duly authorized by the Company and, when authenticated and delivered in accordance with the Indenture and paid for by the Trust, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), and be entitled to the benefits of the Indenture; and the Series C Debentures conform in all material respects to the statements relating thereto contained in the Prospectus.

          (m) Series A Preferred Securities. The Series A Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor in accordance with this Agreement, will constitute validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and be entitled to the benefits of the Trust Agreement; the issuance of the Series A Preferred Securities is not subject to preemptive or other similar rights; holders of Series A Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and the Series A Preferred Securities conform in all material respects to the statements relating thereto in the Prospectus.

          (n) Series A Guarantee. The Series A Guarantee has been duly authorized by the Company and qualified under the Trust Indenture Act and, on or prior to the Closing Date, will be duly executed and delivered by the Company and constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Series A Guarantee conforms in all material respects to the statements relating thereto contained in the Prospectus.

          (o) Series A Common Securities. The Series A Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will constitute validly issued undivided beneficial interests in the assets of the Trust and be entitled to the benefits of the Trust Agreement; the issuance of the Series A Common Securities is not subject to preemptive or other similar rights; at the Closing Date, all of the Series A Common Securities will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Series A Common Securities conform in all material respects to the statements relating thereto in the Prospectus.

          (p) Capital Stock. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for changes referred to therein or

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
     contemplated thereby and additional shares offered under the Company's Dividend Reinvestment and Stock Purchase Plan, K Plus Employee Savings and Stock Ownership Plan or Utah Power & Light Company Employee Savings and Stock Purchase Plan).

          (q) Investment Company Act. Neither of the Obligors is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          Any certificate signed by any officer of the Company or any authorized representative of the Trust and delivered to the Representatives or to Counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, respectively, to each Underwriter as to the statements made therein.

          4. Closing; Delivery of Series A Preferred Securities; Defaulting Underwriters.

          (a) Closing. Delivery of the Series A Preferred Securities to the Underwriters, against payment of the purchase price therefor in immediately available funds by wire transfer to an account designated by the Trust, shall be made prior to 1:00 P.M., New York City time, on [_____] through the facilities of The Depository Trust Company ("DTC"), or at such other time, date and location as may be agreed upon in writing by the Obligors and the Representatives. Delivery of the documents required by Section 6 hereof shall be made at such time and date at the offices of [_____], or at such other location as may be agreed upon in writing by the Obligors and the Representatives. The hour and date of such delivery and payment are herein called the "Closing Date."

          (b) Delivery of Series A Preferred Securities. The certificates for the Series A Preferred Securities shall be registered in the name of "Cede & Co.," as nominee of DTC, and delivered to DTC in such denominations as the Representatives may reasonably request in writing not later than 10:00 A.M., New York City time, on the Business Day prior to the Closing Date or, to the extent not so requested, in such authorized denominations as the Trust shall determine. For the purpose of expediting the checking of the certificates for the Series A Preferred Securities by the Representatives on behalf of the Underwriters, the Trust agrees to make such certificates available to the Representatives for such purpose at the offices of DTC in New York, New York, not later than 2:00 P.M., New York City time, on the Business Day prior to the Closing Date or at such other time and place as may be agreed upon by the Trust and the Representatives.

          (c) Defaulting Underwriters. If on the Closing Date any Underwriter shall fail to purchase and pay for the Series A Preferred Securities that such Underwriter has agreed to purchase and pay for hereunder on such date (otherwise than by reason of any failure on the part of either Obligor to comply with any of the provisions contained herein), the non-defaulting Underwriters shall be obligated, severally and not jointly, to take up and pay for (in addition to the respective number of Series A Preferred Securities set forth opposite their respective names in
Schedule I hereto) the number of Series A Preferred Securities that such defaulting Underwriter or Underwriters failed to take up and pay for, up to a number of Series A Preferred Securities equal to, in the case of each such non-defaulting Underwriter, ten percent (10%) of

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
the number of Series A Preferred Securities set forth opposite the name of such non-defaulting Underwriter in Schedule I hereto and the non-defaulting Underwriters shall have the right, within 24 hours of such default, either to take up and pay for (in such proportion as may be agreed upon among them), or to substitute another Underwriter or Underwriters, satisfactory to the Obligors, to take up and pay for the remaining number of Series A Preferred Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase. If any unpurchased Series A Preferred Securities still remain, then the Obligors shall be entitled to a further period of 24 hours within which to procure another party or other parties, members of the National Association of Securities Dealers, Inc. (or, if not members of such Association, who are not eligible for membership in such Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with such Association's Rules of Fair Practice) and satisfactory to the Representatives, to purchase such Series A Preferred Securities on the terms herein set forth. In the event that, within the respective prescribed periods, the non-defaulting Underwriters notify the Obligors that they have arranged for the purchase of such Series A Preferred Securities, or the Obligors notify the non-defaulting Underwriters that they have arranged for the purchase of such Series A Preferred Securities, then the non-defaulting Underwriters or the Obligors shall have the right to postpone the Closing Date for a period of not more than three full Business Days beyond the expiration of the respective prescribed periods in order to effect whatever changes may thus be made necessary in the Registration Statements or the Prospectus or in any other documents or arrangements. In the event that none of the non-defaulting Underwriters or the Obligors has arranged for the purchase of such Series A Preferred Securities by another party or parties as above provided, then this Agreement shall terminate without any liability on the part of the Obligors or any Underwriter (other than an Underwriter that shall have failed or refused, otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder, to purchase and pay for the Series A Preferred Securities that such Underwriter has agreed to purchase as provided in Section 2 hereof), except as otherwise provided in Section 5(i) hereof.

          5. Covenants of Obligors. Each of the Obligors jointly and severally covenants and agrees with the Underwriters that:

          (a) Filing of Prospectus. The Obligors will promptly transmit copies of the Prospectus, and any amendments or supplements thereto, to the Commission for filing pursuant to Rule 424(b) of the Regulations under the Act.

          (b) Copies of Registration Statements and Prospectus; Stop Orders. The Obligors will deliver to each of the Representatives and Counsel for the Underwriters (i) one signed copy of the Second Registration Statement as originally filed, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), (ii) signed copies of any amendments and supplements to the Second Registration Statement, including copies of the Incorporated Documents (other than exhibits thereto), and (iii) a signed copy of each consent and certificate included or incorporated by reference in, or filed as an exhibit to, the Second Registration Statement as so amended or supplemented; the Obligors will deliver to the Underwriters through the Representatives as soon as practicable after the date of this Agreement as many copies of the Prospectus as the Representatives may reasonably request for the purposes contemplated by the Act; the

     Obligors will promptly advise the Representatives of the issuance of any stop order under the Act with respect to either of the Registration Statements (as they may be amended or supplemented) or the institution of any proceedings therefor, or the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, of which either Obligor shall have received notice prior to the completion of the distribution of the Securities; and the Obligors will use their best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued.

          (c) Filing of Amendments and Supplements. During the period when a prospectus relating to any of the Securities is required to be delivered under the Act by any Underwriter or dealer, neither Obligor will file any amendment or supplement to either of the Registration Statements, the Prospectus (including a prospectus relating to the Series A Preferred Securities filed pursuant to Rule 424(b) of the Regulations under the Act that differs from the Prospectus as first filed pursuant to such Rule 424(b)) or any Incorporated Document to which Goldman, Sachs & Co. shall reasonably object as to substance or Counsel for the Underwriters shall reasonably object as to form.

          (d) Compliance with Act. During the period when a prospectus relating to any of the Securities is required to be delivered under the Act by any Underwriter or dealer, the Obligors will comply so far as they are able, and at their own expense, with all requirements imposed upon them by the Act, as now and hereafter amended, and by the Regulations thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Securities during such period in accordance with the provisions hereof and the Prospectus.

          (e) Certain Events and Amendments or Supplements. If, during the period when a prospectus relating to any of the Securities is required to be delivered under the Act by any Underwriter or dealer, (i) any event relating to or affecting either Obligor or of which either Obligor shall be advised in writing by the Representatives shall occur as a result of which, in the opinion of either Obligor, the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement either of the Registration Statements or the Prospectus to comply with the Act, the Exchange Act or the Trust Indenture Act or the Regulations thereunder, the Obligors will forthwith at their expense prepare and furnish to the Representatives a reasonable number of copies of such amendment or supplement that will correct such statement or omission or effect such compliance; provided, however, that should such event relate solely to the activities of any of the Underwriters, then the Underwriters will assume the expense of preparing and furnishing copies of any such amendment or supplement. Notwithstanding the foregoing, in case any Underwriter is required to deliver a prospectus relating to any of the Securities after the expiration of nine months after the date of this Agreement, the Obligors upon the request of the Representatives will furnish to the Representatives, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended Prospectus or supplements or amendments to the Prospectus complying with Section 10 of the Act.

          (f) Blue Sky Qualifications. During the time a prospectus relating to any of the Securities is required to be delivered under the Act by any Underwriter or dealer, the Obligors will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue sky laws of such jurisdictions as the Representatives may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by laws of such jurisdictions; provided, however, that neither Obligor shall be required to qualify as a foreign corporation or trust or shall be required to qualify as a dealer in securities or to file any consents to service of process under the laws of any jurisdiction.

          (g) Earning Statement. In accordance with Rule 158 of the Regulations under the Act, the Company will make generally available to its security holders and to holders of the Securities, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158 of the Regulations under the Act) of each Registration Statement.

          (h) Exchange Act Documents; Ratings Notification. The Obligors, during the time a prospectus relating to any of the Securities is required to be delivered under the Act by any Underwriter or dealer, will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and the Obligors will promptly notify the Representatives of any written notice given to either Obligor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 15c3-1 under the Exchange Act) of any intended decrease in any rating of any securities of the Company or of any intended change in any such rating that does not indicate the direction of the possible change, in each case by any such rating organization.

          (i) Payment of Expenses. Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, the Obligors will pay, except as otherwise expressly provided herein, all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation and filing of the Registration Statements and the Prospectus (and any amendments or supplements thereto), any preliminary prospectus relating to any of the Securities and any Incorporated Documents and exhibits thereto, and this Agreement, (ii) the issuance and delivery of the Series A Preferred Securities to the Underwriters, (iii) the fees and disbursements of each Obligor's counsel and accountants, (iv) the fees and expenses of the Issuer Trustees, the Debenture Trustee and the Guarantee Trustee and their respective counsel, (v) the fees and expenses in connection with the rating of the Series A Preferred Securities by securities rating organizations, (vi) the expenses in connection with the qualification of the Securities under securities laws in accordance with the provisions of Section 5(f) hereof, including filing fees and the reasonable fees and disbursements of Counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey, (vii) the printing and delivery to the Underwriters of copies of the Registration Statements and the Prospectus (and any amendments or supplements thereto) and the Incorporated Documents, (viii) the printing and delivery to the Underwriters of copies of any blue sky survey and (ix) the fees and expenses in connection with the listing of the Series A Preferred Securities and the Series C Debentures and the registration thereof under the Exchange Act in accordance with Section 5(k) hereof. If this Agreement is terminated in accordance with the provisions of Section 6, 7 or 9 hereof, or if this Agreement is terminated pursuant to Section 4 hereof and could have been terminated in accordance with the provisions of Section 6, 7 or 9 hereof, the Obligors will reimburse the Representatives for their reasonable out-of-pocket expenses in an amount not exceeding $15,000 in the aggregate, and counsel fees and disbursements. Neither Obligor shall be required to pay any amount for any expenses of the Representatives or of any other of the Underwriters except as provided in this Section 5(i). Neither Obligor shall in any event be liable to any of the Underwriters for damages on account of the loss of anticipated profits.

          (j) No Issuance Period. During the period beginning from the date of this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Series A Preferred Securities, as determined by the Underwriters, and (ii) 30 days after the Closing Date, neither Obligor will, without the prior written consent of the Representatives, offer for sale, sell or enter into any agreement to sell, or otherwise dispose of, any Preferred Securities, any other beneficial interests in the assets of the Trust or any preferred securities or any other securities of either Obligor that are substantially similar to the Series A Preferred Securities, including any guarantee of such securities, or any securities convertible into or exchangeable for or that represent the right to receive preferred securities or any such substantially similar securities of either Obligor, except for the Series A Preferred Securities and the Series A Guarantee.

          (k) Listing and Registration. The Obligors will take, or cause to be taken, all actions necessary or advisable to effect the listing and admission for trading of the Series A Preferred Securities on the NYSE and the registration thereof under the Exchange Act; and the Company will, upon the distribution of Series C Debentures to holders of Series A Preferred Securities, use its best efforts to effect the listing and admission for trading of the Series C Debentures on the NYSE, or such other national securities exchange or other organization upon which the Series A Preferred Securities are then listed, and the registration thereof under the Exchange Act.

          6. Conditions to Underwriters' Obligations. The several obligations of the Underwriters hereunder to purchase the Series A Preferred Securities shall be subject to the continuing accuracy of, and compliance with, the representations and warranties of the Obligors contained herein on the Closing Date (with the same force and effect as though expressly made on and as of the Closing Date, except that references therein to the Registration Statements and the Prospectus shall include any amendments or supplements thereto at the Closing Date), to the performance by each Obligor of its obligations to be performed hereunder on or prior to the Closing Date and to the following further conditions:

          (a) Filing of Prospectus with Commission; No Stop Order; Regulatory Approvals. The Prospectus, and any amendments or supplements thereto, shall have been filed in the manner and within the time period required by Rule 424(b) of the Regulations under the Act; no stop order suspending the effectiveness of either of the Registration Statements under the Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened; no order suspending trading or striking or withdrawing the Series A Preferred Securities from listing on the NYSE or registration thereof under the Exchange Act shall be in effect, no proceedings for such purpose shall be pending before or threatened by the NYSE and all requests for additional information on the part of the Commission shall have been complied with; the orders of the public utility regulatory authorities in the States of Idaho, Montana, Oregon, Utah and Wyoming each authorizing the issuance of the Company Securities by the Company as contemplated by this Agreement, the order dated April 27, 1988 of the California Public Utilities Commission exempting any issuance of securities of the Company from its jurisdiction and the order of the Washington Utilities and Transportation Commission as to the compliance by the Company with the filing requirements of RCW
     80.08.040 shall be in full force and effect and shall not then be either contested or the subject of review or appeal, and such orders constitute the only approval, authorization, consent or other order of any governmental body legally required for the authorization of the issuance of the Company Securities by the Company and the issuance and sale of the Series A Preferred Securities by the Trust pursuant to the terms of this Agreement, except such as may be required under the Act or under state or other securities or blue sky laws; and each Obligor shall have delivered to the Representatives a certificate of the Trust and the Company, as the case may be, signed by an authorized representative of the Trust and by the President, the Senior Vice President and Chief Financial Officer or the Treasurer of the Company, as the case may be, dated the Closing Date, to such effect with copies attached thereto of such orders and to the effect that, together with evidence thereof, each of the Trust and the Company is validly existing as a statutory business trust and a corporation, as the case may be, in good standing under the laws of its jurisdiction of organization and that the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

          (b) Opinion of Counsel for Trust. On the Closing Date, the Representatives shall have received an opinion of Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Trust, dated as of the Closing Date, in form and substance satisfactory to Counsel for the Underwriters, to the effect that:

                    (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act; and all filings required as of the date hereof under the Business Trust Act with respect to the creation and valid existence of the Trust as a business trust have been made;

                    (ii) under the Trust Agreement and the Business Trust Act, the Trust has the trust power and authority (A) to own property and to conduct its business, all as described in the Prospectus, (B) to issue and sell the Trust Securities in accordance with the Trust Agreement and the Prospectus and to perform its other obligations under the Trust Agreement, this Agreement and the

          Trust Securities, (C) to execute and deliver this Agreement and the Trust Securities and (D) to consummate the transactions contemplated hereby;

                    (iii) assuming that the Trust Agreement has been duly authorized, executed and delivered by the parties thereto, the Trust Agreement constitutes a valid and binding obligation of each of the Company and the Administrative Trustees enforceable against the Company and the Administrative Trustees in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally, general equitable principles, including applicable law relating to fiduciary duties (whether considered in a proceeding in equity or at law), and the effect of applicable public policy on the enforceability of provisions relating to contribution or indemnification;

                    (iv) the Series A Common Securities have been duly authorized by the Trust Agreement and are validly issued undivided beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement;

                    (v) the Series A Preferred Securities have been duly authorized by the Trust Agreement and are validly issued and, subject to the qualifications set forth in paragraph (vi) below, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement;

                    (vi) the holders of the Series A Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (in this regard, such counsel may note that the holders of the Series A Preferred Securities may be obligated, pursuant to the Trust Agreement, to provide (A) indemnity or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates for Preferred Securities and the issuance of replacement certificates for Preferred Securities and (B) security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement);

                    (vii) under the Trust Agreement and the Business Trust Act, the issuance of the Trust Securities is not subject to preemptive rights;

                    (viii) the issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (A) the Trust Certificate or the Trust Agreement or (B) any applicable Delaware law, rule or regulation; and

                    (ix) under the Trust Agreement and the Business Trust Act, the issuance and sale by the Trust of the Trust Securities and the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of, and this Agreement and the certificates for the Series A Preferred Securities have been duly executed and delivered by, the Trust.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and the Trust and of public officials. References to the Registration Statements and the Prospectus in this
     Section 6(b) shall include any amendments or supplements thereto at the date such opinion is rendered.

          (c) Opinion of Counsel for Obligors. On the Closing Date, the Representatives shall have received an opinion of Counsel for the Obligors, dated as of the Closing Date, in form and substance satisfactory to Counsel for the Underwriters, to the effect that:

                    (i) the Company is a duly organized and validly existing corporation under the laws of the State of Oregon;

                    (ii) the Company has due corporate right and corporate authority (A) to own its properties and to carry on the business in which it is engaged as described in the Prospectus, (B) to execute and deliver, and perform its obligations under, this Agreement, the Indenture, the Trust Agreement, the Expense Agreement and the Company Securities and (C) to purchase, own and hold the Series A Common Securities;

                    (iii) the terms of the Securities conform as to legal matters to the description thereof and the statements in regard thereto contained in the Prospectus;

                    (iv) the Trust Agreement has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally, general equitable principles, including applicable law relating to fiduciary duties (whether considered in a proceeding in equity or at law), and the effect of applicable public policy on the enforceability of provisions relating to contribution or indemnification;

                    (v) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

                    (vi) the Series C Debentures have been duly authorized and executed by the Company and, when authenticated and delivered in accordance with the Indenture and paid for by the Trust in accordance with the Trust Agreement, will constitute valid and legally binding agreements of the Company enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), and be entitled to the benefits of the Indenture;

                    (vii) the Series A Guarantee has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

                    (viii) the Expense Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

                    (ix) this Agreement has been duly authorized, executed and delivered by the Company;

                    (x) the Idaho Public Utilities Commission, the Montana Public Service Commission, the Public Utility Commission of Oregon, the Utah Public Service Commission and the Public Service Commission of Wyoming have entered appropriate orders, which to the best knowledge of such counsel remain in full force and effect on the date of such opinion, each authorizing the issuance of the Company Securities by the Company; the Washington Utilities and Transportation Commission has entered an appropriate order, which to the knowledge of such counsel remains in full force and effect on the date of such opinion, as to the compliance by the Company with the filing requirements of RCW 80.08.040; and such orders constitute the only approval, authorization, consent or other order of any governmental body legally required for the authorization of the issuance of the Company Securities by the Company and the issuance and sale of the Series A Preferred Securities by the Trust pursuant to the terms of this Agreement, except such as may be required under the Act or under state or other securities or blue sky laws;

                    (xi) the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (A) the Articles or the Company's Bylaws, as amended, or any indenture, mortgage, deed of trust or other material agreement for money borrowed the terms of which are known to such counsel to which the Company is a party or by which it may be bound or (B) any order, rule or regulation applicable to the Company of any court or any federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Company or its properties, the effect of which, singly or in the aggregate, is material to the Company;

                    (xii) the Registration Statements, at the respective Effective Dates thereof, and the Prospectus, at the time it was filed pursuant to Rule 424(b) of the Regulations under the Act (except in each case as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such opinion need not pass), complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the respective Regulations thereunder; each Incorporated Document as originally filed pursuant to the Exchange Act (except as to financial statements and other financial and statistical data contained therein, upon which such opinion need not pass) complied as to form when so filed in all material respects with the requirements of the Exchange Act and the Regulations thereunder; each of the Registration Statements has become, and on the Closing Date is, effective under the Act and, to the best of such counsel's knowledge, no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the Act; and nothing has come to the attention of such counsel that has caused them to believe that either of the Registration Statements (except as to financial statements and other financial and statistical data contained therein, upon which such opinion need not pass), at the respective Effective Dates thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as to financial statements and other financial and statistical data contained therein, upon which such opinion need not pass), at the time it was filed pursuant to Rule 424(b) of the Regulations under the Act or on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (xiii) those portions of the Registration Statements or the Prospectus that are stated therein to have been made on the authority of such counsel have been reviewed by such counsel and, as to matters of law and legal conclusions, are correct; and

                    (xiv) to the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened against the Trust or the Company or its other subsidiaries that are required to be disclosed in the Registration Statements and the Prospectus other than those disclosed therein.

     In rendering such opinion, Counsel for the Obligors may rely (i) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries and the Trust and of public officials, (ii) as to matters involving the application of the laws of the State of Delaware, upon the opinion of special Delaware counsel for the Trust rendered pursuant to Section 6(b) hereof and (iii) as to matters involving the application of the laws of the State of New York, upon the opinion of Counsel for the Underwriters rendered pursuant to Section 6(d) hereof. References to the Registration Statements and the Prospectus in this Section 6(c) shall include any amendments or supplements thereto at the date such opinion is rendered.

          (d) Opinion of Counsel for Underwriters. On the Closing Date, the Representatives shall have received an opinion of Counsel for the Underwriters, dated as of the Closing Date, with respect to the matters set forth in paragraphs (i), (iii), (v), (vi), (vii), (ix) and
     (x) and in the first, third and fourth clauses of paragraph (xii) of
     Section 6(c) hereof and other related matters as the Representatives may reasonably require, and the Obligors shall have furnished to Counsel for the Underwriters such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Counsel for the Underwriters may rely (i) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and the Trust and of public officials, (ii) as to matters involving the application of the laws other than the State of New York, upon the opinion of Counsel for the Obligors pursuant to
     Section 6(c) hereof.

          (e) Opinion of Special Tax Counsel. On the Closing Date, the Representatives shall have received an opinion of Stoel Rives LLP, counsel for the Obligors, dated as of the Closing Date, in form and substance satisfactory to Counsel for the Underwriters, confirming their opinion as set forth under "Certain Federal Income Tax Considerations" in the Prospectus Supplement.

          (f) Letter of Accountants. On the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent certified public accountants within the meaning of the Act and the Regulations thereunder with respect to the Company and its subsidiaries and stating in effect that:

                    (i) in their opinion, the consolidated financial statements and schedules included or incorporated by reference in the Registration Statements and the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations thereunder;

                    (ii) on the basis of a reading of the unaudited consolidated financial statements, if any, included or incorporated by reference in the

          Registration Statements and the Prospectus and the latest available interim unaudited consolidated financial statements of the Company, the performance of the procedures specified by the American Institute of Certified Public Accountants for a review of any such unaudited consolidated financial information as described in Statement on Auditing Standards No. 71, inquiries of officials of the Company responsible for financial and accounting matters and a reading of the minutes of meetings of the shareholders and the Board of Directors of the Company and the Finance and Pricing Committees thereof through a specified date not more than five days prior to the Closing Date, nothing came to their attention that caused them to believe that: (A) any material modification should be made to the unaudited consolidated financial statements, if any, included or incorporated by reference in the Registration Statements and the Prospectus for them to be in conformity with generally accepted accounting principles or any such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Regulations thereunder; (B) for the twelve months ended as of the date of the latest available financial statements of the Company, there were any decreases in revenues, earnings on common stock or earnings per common share as compared with the comparable period of the preceding year; or (C) at the date of the latest available financial statements of the Company and at a subsequent date not more than five days prior to the Closing Date, there was any change in the capital stock (except for sales under the Company's Dividend Reinvestment and Stock Purchase Plan, K Plus Employee Savings and Stock Ownership Plan or Utah Power & Light Company Employee Savings and Stock Purchase Plan of PacifiCorp) or long-term debt of the Company or any decrease in its net assets as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Registration Statements and the Prospectus, except in all instances for changes or decreases that either of the Registration Statements or the Prospectus discloses have occurred or may occur, or for changes or decreases that are described in such letter that are reasonably satisfactory to the Representatives; and

                    (iii) if unaudited pro forma financial statements are included or incorporated by reference in the Registration Statements and the Prospectus, on the basis of a reading of such financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the company acquired or to be acquired who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in such pro forma financial statements, nothing came to their attention that caused them to believe that such pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that such pro forma adjustments have not been properly applied to such historical amounts in the compilation of such pro forma financial statements.

     Such letter shall also cover such other matters as the Representatives shall reasonably request, including but not limited to the "Management's Discussion and Analysis of

     Financial Condition and Results of Operations" contained in the financial statements included or incorporated by reference in the Registration Statements and the Prospectus and any other information of an accounting, financial or statistical nature included therein. References to the Registration Statements and the Prospectus in this
     Section 6(f) shall include any amendments or supplements thereto at the Closing Date.

          (g) Certificates. On the Closing Date, there shall not have been, since the respective dates as of which information is given in the Registration Statements and the Prospectus, as they may then be amended or supplemented, except as may otherwise be stated therein or contemplated thereby, any material adverse change in the condition of the Trust or of the Company and its subsidiaries taken as a whole, financial or otherwise, or in the earnings, affairs or business prospects of the Trust or of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Trust signed by an authorized representative of the Trust and a certificate of the Company signed by the President, the Senior Vice President and Chief Financial Officer or the Treasurer of the Company, reasonably satisfactory to the Representatives, each dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the other representations and warranties on the part of such Obligor contained in this Agreement are true and correct (with the same force and effect as though expressly made on and as of the Closing Date, except that references therein to the Registration Statements and the Prospectus shall include any amendments or supplements thereto at such dates), (iii) such Obligor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of either of the Registration Statements (as so amended or supplemented) has been issued and no proceedings for the purpose have been initiated or threatened by the Commission.

          (h) Ratings. Moody's Investors Service, Inc. and Standard & Poor's Ratings Group shall have publicly assigned to the Series A Preferred Securities ratings of [__] and [__], respectively, which ratings shall be in full force and effect on the Closing Date.

          (i) Listing and Registration. On the Closing Date, (i) the NYSE shall have approved the Series A Preferred Securities for listing and admission for trading, subject to official notice of issuance, and
     (ii) the Company's registration statement on Form 8-A relating to the Series A Preferred Securities shall have become effective under the Exchange Act.

          (j) Underwriters' Compensation. On the Closing Date, the Company shall have paid, or cause to have been paid, the compensation payable to the Underwriters under Section 2 hereof in immediately available funds by wire transfer to an account designated by Goldman, Sachs & Co., for the accounts of the several Underwriters.

          (k) Company Securities; Purchase of Series C Debentures. On the Closing Date, and concurrently with the issue and sale of the Series A Preferred Securities, (i) the Company Securities shall have been issued and (ii) the Trust shall have purchased the

     Series C Debentures with the proceeds of the Trust Securities, in each case as contemplated by this Agreement.

          (l) Other Documents. On the Closing Date, Counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Series A Preferred Securities as hereby contemplated and related proceedings, or in order to evidence the accuracy or completeness of any of the representations or warranties, or the fulfillment of any of the conditions herein contained, and all proceedings taken by the Obligors in connection with the issuance and sale of the Securities and as hereby contemplated shall be satisfactory in form and substance to the Representatives and Counsel for the Underwriters.

          In case any of the conditions specified above in this Section 6 shall not have been fulfilled, this Agreement may be terminated by the Representatives upon mailing or delivering written notice thereof to the Obligors. Any such termination shall be without liability of either party to the other party except as otherwise provided in Section 5(i) hereof and except for any liability under Section 8 hereof.

          7. Conditions to Obligations of Obligors. The obligations of the Obligors hereunder are subject to the conditions set forth in Section 6(a) hereof exclusive of the first and last clauses thereof. In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Obligors by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of either party to the other party except as otherwise provided in Section 5(i) hereof and except for any liability under Section 8 hereof.

          8. Indemnification and Contribution.

          (a) Indemnification by Obligors. The Obligors jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus relating to any of the Securities, if any, including all documents then incorporated by reference therein pursuant to Item 12 of Form S-3, in the Incorporated Documents, in either of the Registration Statements or the Prospectus, or in either of the Registration Statements or the Prospectus as amended or supplemented (if any amendments or supplements thereto shall have been made), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Obligors by any Underwriter, through the Representatives or otherwise, expressly for use in the Registration Statements or the Prospectus (or any amendment or supplement to either thereof) or arising out of, or based upon, statements in or omissions from any of the Statements of Eligibility;

     provided, however, any such indemnity for a preliminary prospectus relating to any of the Securities, if any, or the Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any loss, claim, damage or expense arising from the sale of the Securities to any person if the Prospectus or any amendments or supplements to the Prospectus shall have been furnished to any Underwriter on a timely basis and in such quantities to permit such Underwriter to send or give to such person and it shall be established that such Underwriter shall have failed to send or give to such person (i) with or prior to the written confirmation of such sale, a copy of the Prospectus or such amendment or supplement, except the Incorporated Documents, and the untrue statement or omission of a material fact contained in such preliminary prospectus or the Prospectus and giving rise to such loss, liability, claim, damage or expense was corrected in the Prospectus or such amendment or supplement or (ii) with or prior to the delivery of the Securities to such person, a copy of such amendment or supplement to the Prospectus that shall have been furnished subsequent to such written confirmation and prior to such delivery, except the Incorporated Documents, and the untrue statement or omission of a material fact contained in the Prospectus and giving rise to such loss, liability, claim, damage or expense was corrected in such amendment or supplement;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Obligors; and

          (iii) against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause
     (i) or (ii) above.

          (b) Indemnification of Obligors. Each Underwriter severally agrees to indemnify and hold harmless the Obligors, their directors, each of their officers who signed either of the Registration Statements, and any amendments or supplements thereto, and each person, if any, who controls either Obligor within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in either of the Registration Statements (or any amendment thereto) or a preliminary prospectus relating to any of the Securities, if any, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Obligors by such Underwriter, through the Representatives or otherwise, expressly for use in the Registration Statements (or any amendment or supplement thereto) or any such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) General. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve it from any liability on account of this indemnity agreement except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party, in which case such indemnifying party cannot assume the control of the defense. Such firm shall be designated in writing by, in the case of parties indemnified under Section 8(b) hereof, the Representatives and, in the case of parties indemnified under Section 8(a) hereof, the Obligors. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. Fees and expenses to be paid by the indemnifying parties shall be reimbursed as they are incurred. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of each indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability claims that are the subject matter of such proceeding.

          (d) Contribution. If the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) hereof in respect of any losses, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Obligors on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Obligors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Obligors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as determined in accordance with the cover page of the Prospectus Supplement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by either Obligor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters and the Obligors agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable to an indemnified party as a result of the losses, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Confirmation of Certain Statements. The Underwriters confirm that the statements with respect to the public offering of the Series A Preferred Securities set forth in the last paragraph on the cover page of, and the statements with respect to the resale of any Series A Preferred Securities at a discount in the second paragraph under the list of Underwriters set forth under the caption "Underwriting" in, the Prospectus Supplement are correct and were furnished in writing to the Obligors by the Underwriters for inclusion in the Prospectus.

          9. Termination. The Representatives may, by notice to the Obligors, terminate this Agreement at any time at or prior to the Closing Date, if (a) a banking moratorium shall have been declared either by federal authorities or authorities in the States of New York or Oregon, (b) trading in securities generally on the NYSE or of any securities of the Company shall have been suspended by the Commission, the NYSE or the Pacific Stock Exchange or there shall have been established by the Commission or the NYSE, any federal or state agency or the decision of any court any limitation on the prices for such trading or any restrictions on the distribution of such securities, (c) any outbreak or material escalation of hostilities or other calamity or crisis affecting the financial markets of the United States shall have occurred, (d) a downgrading shall have occurred in the ratings of any of the Preferred Securities or any preferred stock or first mortgage or first mortgage and collateral trust bonds of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 15c3-1 of the Regulations under the Exchange Act), (e) a Special Event shall have occurred or (f) any change in the business or properties of the Company or the Trust shall have occurred, the effect of which is such as to make it impracticable to proceed with the sale or delivery of the Series A Preferred Securities and, in the case of any of the events specified in clauses (a) through (e) of this Section 9, the effect of such event, singly or together with any other such events, is such as to make it, in the judgment of the Representatives, impracticable to proceed with the sale or delivery of the Series A Preferred Securities. Any termination hereof pursuant to this Section 9 shall be without liability of any party to any other party except as otherwise provided in Section 5(i) hereof and except for any liability under Section 8 hereof.

          10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates signed by officers of the Company or authorized representatives of the Trust, submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person of any

Underwriter, or by or on behalf of either Obligor, and shall survive delivery of the Series A Preferred Securities to the Underwriters.

          11. Miscellaneous. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. This Agreement shall inure to the benefit of the Obligors and the Underwriters and, with respect to the provisions of Section 8 hereof, each controlling person referred to in Section 8 hereof, and their respective successors, assigns, executors and administrators. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Series A Preferred Securities from any of the Underwriters. This Agreement may be executed in any number of separate counterparts all of which together shall constitute the same Agreement.

          12. Notices and Authority to Act. All communications hereunder shall be in writing (which may be telex or facsimile transmission) and effective only upon receipt and, if to the Underwriters, shall be sent to the Representatives at the address set forth at the beginning of this Agreement or, if to either Obligor, shall be sent to it at PacifiCorp, 700 N.E. Multnomah, Suite 1600, Portland, Oregon 97232, Attention of Richard T. O'Brien, Senior Vice President and Chief Financial Officer.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Obligors the enclosed duplicate hereof, whereupon this letter will become a binding agreement among the Obligors and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       PACIFICORP


                                       By
                                          --------------------------------
                                          Name:
                                          Title:


                                       PACIFICORP CAPITAL I


                                       By
                                          --------------------------------
                                          Name:
                                          Title:



Accepted as of the date
first above written:

GOLDMAN, SACHS & CO.
SMITH BARNEY INC.
DEAN WITTER REYNOLDS INC.
A.G. EDWARDS & SONS, INC.
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated


By:
    ------------------------------
        (Goldman, Sachs & Co.)

As representatives of the
other several Underwriters
named in Schedule I hereto

                                 SCHEDULE I
                                 ----------



                                                          Number of Series A
         Underwriter                                      Preferred Securities
         -----------                                      --------------------

         Goldman, Sachs & Co.
         Smith Barney Inc.
         Dean Witter Reynolds Inc.
         A.G. Edwards & Sons, Inc.
         Merrill Lynch & Co.
         Merrill Lynch, Pierce,
            Fenner & Smith Incorporated







         Total                                                [           ]
                                                               ===========